Exhibit 99.3

FOURTH AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Fourth Amendment”) dated as of the 30th day of April, 2003 is entered into among FINANCIAL SECURITY ASSURANCE INC. (“FSA”) and FSA INSURANCE COMPANY (“FSAIC”) (each a “Borrower” and collectively, the “Borrowers”), the BANKS party hereto and BAYERISCHE LANDESBANK (formerly known as Bayerische Landesbank Girozentrale), acting through its New York Branch in its capacity as Agent pursuant to Article XI of the Second Amended and Restated Credit Agreement (as hereinafter defined).

W I T N E S S E T H :

WHEREAS, Bayerische Landesbank Girozentrale (now known as Bayerische Landesbank), in its capacity as Bank and as Agent, Financial Security Assurance Inc., Financial Security Assurance of Maryland Inc. and Financial Security Assurance of Oklahoma, Inc. have previously entered into that Credit Agreement dated as of April 30, 1996 (the “1996 Credit Agreement”);

WHEREAS, Bayerische Landesbank Girozentrale (now known as Bayerische Landesbank), in its capacity as Bank and as Agent, Financial Security Assurance Inc., Financial Security Assurance of Maryland Inc., Financial Security Assurance of Oklahoma, Inc., Landesbank Hessen-Thüringen Girozentrale and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch (“RaboBank”) have entered into that First Amended and Restated Credit Agreement dated as of April 30, 1997 (the “First Amended and Restated Credit Agreement”), thereby amending and restating the 1996 Credit Agreement, and that First Amendment to First Amended and Restated Credit Agreement dated as of April 30, 1998 (the “First Amendment” which together with the First Amended and Restated Credit Agreement is herein referred to as the “1997 Credit Agreement”);

WHEREAS, Bayerische Landesbank Girozentrale (now known as Bayerische Landesbank), acting through its New York Branch acting in its capacity as Bank (“BLB”) and as Agent (“Agent”), FSA and FSAIC, Landesbank Hessen-Thüringen Girozentrale, acting through its New York Branch (“Helaba”), RaboBank, Westdeutsche Landesbank Girozentrale (now known as WestLB AG), New York Branch (“WestLB”), Deutsche Bank AG, New York Branch (“DB”), KBC Bank N.V. (“KBC”), First Union National Bank of North Carolina (“First Union”) and Norddeutsche Landesbank Girozentrale, New York Branch (“NordLB”) have entered into that Second Amended and Restated Credit Agreement dated as of April 30, 1999 (the “Second Amended and Restated Credit Agreement”), thereby amending and restating the 1997 Credit Agreement;

WHEREAS, FSA, FSAIC, the Agent, BLB, RaboBank, Helaba, WestLB, DB, KBC, First Union and NordLB entered into the First Amendment to Second Amended and Restated Credit Agreement dated as of April 30, 2000 (the “First Amendment”);

WHEREAS, FSA, FSAIC, the Agent, BLB, RaboBank, Helaba, WestLB, DB, KBC, First Union, NordLB, Landesbank Baden-Württemberg, acting through its New York Branch (“LBBW”) and The Bank of New York (“BNY”) entered into the Second Amendment to Second Amended and Restated Credit Agreement dated as of April  30, 2001 (the “Second Amendment”) to further amend the Second Amended and Restated Credit Agreement in order to terminate the commitment of First Union, to establish commitments by LBBW and BNY, to adjust the commitments of RaboBank and DB and to adjust the Contingent Commitments of the Part C Banks;

WHEREAS, FSA, FSAIC, the Agent, BLB, RaboBank, Helaba, WestLB, DB, KBC, NordLB, LBBW and BNY entered into the Third Amendment to Second Amended and Restated Credit Agreement dated as of April 30,2002 (the “Third Amendment”) to further amend the Second Amended and Restated Credit Agreement in order to amend the definition of Loss Threshold Amount and extend the Expiry Date; and

WHEREAS, the parties hereto wish to further amend the Second Amended and Restated Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Second Amended and Restated Credit Agreement as follows:

SECTION 1.  AMENDMENTS.

1.1.  Loss Threshold Amount Definition.  The definition of Loss Threshold Amount in the Second Amended and Restated Credit Agreement is hereby amended by deleting “$240 Million” in the second line and inserting “$325 Million” in its place.

1.2  Establishment of Commitment of The Bank of Nova Scotia.  The signature of The Bank of Nova Scotia, New York Agency (“Scotia”) attached hereto is hereby added to the Second Amended and Restated Credit Agreement following the signature page thereto of BNY.  Scotia shall be a Bank under the Second Amended and Restated Credit Agreement with the commitment reflected in Schedule I thereto as hereby amended.

1.3.  Amendments to Commitments.  Schedule I to the Second Amended and Restated Credit Agreement is hereby deleted and in place thereof Schedule I hereto is inserted.  On the date hereof the Borrowers shall execute and deliver Notes in the form of Exhibits A, B, C, D, E, F and G hereto to BLB, Helaba, RaboBank, Scotia, WestLB, NordLB and DB respectively, such Notes constituting “Notes” under the Second Amended and Restated Credit Agreement.  Promptly following such delivery BLB, Helaba, RaboBank, WestLB, NordLB and DB shall return to the Borrowers the Notes previously made by the Borrowers in their favor pursuant to the Second Amended and Restated Credit Agreement.

2

SECTION 2.  EXTENSION OF EXPIRY DATE.

By executing this Fourth Amendment each Bank agrees to extend the Expiry Date to April 30, 2010 and the Expiry Date is hereby so extended.

SECTION 3.  FULL FORCE AND EFFECT.

The Second Amended and Restated Credit Agreement, as heretofore amended, is hereby amended to the extent provided in this Fourth Amendment and, except as specifically provided herein, the Second Amended and Restated Credit Agreement shall remain in full force and effect in accordance with its terms.

SECTION 4.  DEFINITIONS.

All capitalized terms used in this Fourth Amendment and not otherwise defined shall have the meanings set forth in the Second Amended and Restated Credit Agreement, as amended.

SECTION 5.  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

(a)           This Fourth Amendment and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York.  Any legal action or proceeding against any Borrower with respect to this Fourth Amendment or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Fourth Amendment, any Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The Borrowers irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrowers at their addresses set forth opposite its signature below, such service to become effective 30 days after such mailing.  Except as otherwise provided in Section 4.05 of the Second Amended and Restated Credit Agreement, nothing herein shall affect the right of the Agent or any Bank under this Fourth Amendment to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Borrower in any other jurisdiction.

(b)           Each Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Fourth Amendment or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

3

SECTION 6.  HEADINGS.

Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not have any effect for purposes of interpretation or construction of the terms of this Fourth Amendment.

SECTION 7.  COUNTERPARTS.

This Fourth Amendment may be signed in any number of counterpart copies, but all such copies shall constitute one and the same instrument.

SECTION 8.  REPRESENTATIONS.

Each party hereto hereby represents and warrants to the other that this Fourth Amendment has been duly authorized and validly executed by it and that the Second Amended and Restated Credit Agreement as heretofore amended and as hereby amended constitutes its valid obligation enforceable in accordance with its terms.

SECTION 9.  CONDITIONS PRECEDENT.

As conditions precedent to the effectiveness of this Fourth Amendment, the Borrower shall:

(a)           execute and deliver to the Agent the Notes referred to herein in Section 1.3; and

(b)           pay an upfront fee in the amount of $21,250, for distribution by the Agent to the following Banks in the amounts set forth opposite the names of such Bank:

Bank	Upfront Fee

BLB	$2,500
Helaba	$1,250
WestLB	$2,500
DB	$6,250
NordLB	$3,750
Scotia	$5,000

SECTION 10.  EXPENSES.

FSA shall pay to the Agent the fees and expenses of counsel to the Agent in connection with this Fourth Amendment.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the date and year first written above.

BORROWERS:

FINANCIAL SECURITY ASSURANCE INC.

By	/s/ Joseph W. Simon
Name:	Joseph W. Simon
Title:	Managing Director and
Chief Financial Officer

FSA INSURANCE COMPANY

By	/s/ Joseph W. Simon
Name:	Joseph W. Simon
Title:	Managing Director and Chief Financial Officer

[Signatures continued on following page]

[Signature page to Fourth Amendment]

AGENT:

BAYERISCHE LANDESBANK, Acting Through Its New York Branch

By	/s/ Scott M. Allison
Name:	Scott M. Allison
Title:	First Vice President

By	/s/ Robert J. Albano
Name:	Robert J. Albano
Title:	Vice President

[Signatures continued on following page]

[Signature page to Fourth Amendment]

BANKS:

BAYERISCHE LANDESBANK, Acting Through Its New York Branch

By	/s/ Scott M. Allison
Name:	Scott M. Allison
Title:	Vice President

By	/s/ Robert J. Albano
Name:	Robert J. Albano
Title:	Vice President

[Signatures continued on following page]

[Signature page to Fourth Amendment]

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, Acting Through Its New York Branch

By	/s/ Bill Dorante
Name:	Bill Dorante
Title:	Senior Vice President
Public Finance

By	/s/ Irina Rakhlis
Name:	Irina Rakhlis
Title:	Credit Analyst

[Signatures continued on following page]

[Signature page to Fourth Amendment]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, New York Branch

By	/s/ Raymond K. Miller
Name:	Raymond K. Miller
Title:	Managing Director
CMT & Credit

By	/s/ Angela R. Reilly
Name:	Angela R. Reilly
Title:	Executive Director

[Signatures continued on following page]

[Signature page to Fourth Amendment]

DEUTSCHE BANK AG, NEW YORK BRANCH

By	/s/ Ruth Leung
Name:	Ruth Leung
Title:	Director

By	/s/ Clinton Johnson
Name:	Clinton Johnson
Title:	Managing Director

[Signatures continued on following page]

[Signature page to Fourth Amendment]

WESTLB AG, NEW YORK BRANCH

By	/s/ Lillian Tung Lum
Name:	Lillian Tung Lum
Title:	Executive Director

By	/s/ David J. Sellers
Name:	David J. Sellers
Title:	Director

[Signatures continued on following page]

[Signature page to Fourth Amendment]

KBC BANK N.V.

By	/s/ Jean Pierre Diels
Name:	Jean Pierre Diels
Title:	First Vice President

By	/s/ Eric Raskin
Name:	Eric Raskin
Title:	Vice President

[Signatures continued on following page]

[Signature page to Fourth Amendment]

NORDDEUTSCHE LANDESBANK GIROZENTRALE, New York Branch

By	/s/ Josef Haas
Name:	Josef Haas
Title:	Vice President

By	/s/ Stephen K. Hunter
Name:	Stephen K. Hunter
Title:	Senior Vice President

[Signatures continued on following page]

[Signature page to Fourth Amendment]

LANDESBANK BADEN-WÜRTTEMBERG, Acting Through Its New York Branch

By	/s/ Ronald Bertolini
Name:	Ronald Bertolini
Title:	General Manager

By	/s/ Robert F. O’Brien
Name:	Robert F. O’Brien
Title:	Vice President

[Signatures continued on following page]

[Signature page to Fourth Amendment]

THE BANK OF NEW YORK

By	/s/ Evan Glass
Name:	Evan Glass
Title:	Vice President

[Signatures continued on following page]

[Signature page to Fourth Amendment]

Notice Address:		THE BANK OF NOVA SCOTIA, New York Agency
The Bank of Nova Scotia
One Liberty Plaza		By	/s/ J. W. Campbell
New York, NY 10006		Name:	J. W. Campbell
Attn:	David Schwartzbard	Title:	Managing Director
Director
Telephone:	(212) 225-5221
Facsimile:	(212) 225-5090

And

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attn:	Doina Levarda, Loan
Administration Officer
Telephone:	(212) 225-5239
Facsimile:	(212) 225-5145

Wire Transfer Instructions:

The Bank of Nova Scotia,
New York Agency
ABA:	026-002-532
Attn:	Loan Accounting

SCHEDULE I

COMMITMENTS

PART A

Name	Commitment

Bayerische Landesbank, New York Branch	$45,000,000

Landesbank Hessen-Thüringen Girozentrale, New York Branch	35,000,000

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	30,000,000

WestLB AG, New York Branch	45,000,000

Deutsche Bank AG, New York Branch	50,000,000

KBC Bank N.V.	25,000,000

Landesbank Baden-Württemberg New York Branch	20,000,000

The Bank of New York	20,000,000

Norddeutsche Landesbank Girozentrale, New York Branch	35,000,000

The Bank of Nova Scotia, New York Agency	20,000,000

Total	$325,000,000

PART B

Part B Banks

Deutsche Bank AG, New York Branch

WestLB AG, New York Branch

KBC Bank N.V.

Norddeutsche Landesbank Girozentrale

The Bank of New York

The Bank of Nova Scotia, New York Agency

I-1

PART C

Part C Banks and Contingent Commitments

Name	Contingent Commitment

Bayerische Landesbank, New York Branch	$33,750,000

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	$28,750,000

Total	$62,500,000

I-2

EXHIBIT A

NOTE

$78,750,000	New York, New York
April 30, 2003

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of BAYERISCHE LANDESBANK, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $45,000,000 constituting the Bank’s Commitment under the Agreement (defined below) plus $33,750,000 constituting the Bank’s Contingent Commitment under the Agreement or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended And Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

A-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

A-3

EXHIBIT B

NOTE

$35,000,000	New York, New York
April 30, 2003

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $35,000,000 constituting the Bank’s Commitment under the Agreement (defined below) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended And Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

B-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

B-3

EXHIBIT C

NOTE

$58,750,000	New York, New York
April 30, 2003

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, New York Branch, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $30,000,000 constituting the Bank’s Commitment under the Agreement (defined below) plus $28,750,000 constituting the Bank’s Contingent Commitment under the Agreement or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended And Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

C-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

C-3

EXHIBIT D

NOTE

$20,000,000	New York, New York
April 30, 2003

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of THE BANK OF NOVA SCOTIA, New York Agency, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $20,000,000 constituting the Bank’s Commitment under the Agreement (defined below) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended And Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

D-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

D-3

EXHIBIT E

NOTE

$45,000,000	New York, New York
April 30, 2003

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of WESTLB AG, New York Branch, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $45,000,000 constituting the Bank’s Commitment under the Agreement (defined below) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended And Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

E-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

E-3

EXHIBIT F

NOTE

$35,000,000	New York, New York
April 30, 2003

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of NORDDEUTSCHE LANDESBANK GIROZENTRALE, New York Branch, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $35,000,000 constituting the Bank’s Commitment under the Agreement (defined below) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended And Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

F-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

F-3

EXHIBIT G

NOTE

$50,000,000	New York, New York
April 30, 2003

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of DEUTSCHE BANK AG, New York Branch, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $50,000,000 constituting the Bank’s Commitment under the Agreement (defined below) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended And Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

G-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

G-3